CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

                                 DERIVED INFORMATION 7/20/04

                                         $96,787,500
                                         Classes A-2
                                    Senior Bonds Offered
                                        (Approximate)

                                        $112,725,000
                           Classes M-1, M-2, M-3, M-4, M-5 and M-6
                                   Mezzanine Bonds Offered
                                        (Approximate)

                   Home Equity Pass-Through Certificates, Series 2004-FRE1

                    Credit Suisse First Boston Mortgage Securities Corp.
                                          Depositor

                                            [TBD]
                                           Trustee

         The information contained in the attached materials is referred to as the "Information".

         The Information has been provided by Credit Suisse First Boston.
Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

         The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment.
As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the
Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373.

Breakeven CDR Analysis

        The below table displays the breakeven CDRs (i.e., the highest CDR where the referenced Class does not incur a writedown) and the collateral loss to maturity (shown as a percentage of the initial collateral balance) assuming:

        o        100% of the Prospectus Prepayment Curve (PPC)
        o        Forward LIBOR + 200 basis points
        o        50% Loss Severity
        o        12-month lag from default to loss
        o        Triggers Fail (No Stepdown)

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

The below charts display the excess interest in CSFB 2004-FRE1 at forward LIBOR plus 200 basis points, assuming no loss and (i) 75% of the Prospectus Prepayment
Curve (PPC), (ii) 100% of the PPC and (iii) 125% of the PPC. Amounts available from the Interest Rate Cap are incorporated in this calculation.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

100% Prospectus Prepayment Curve (PPC)

With respect to the rate Mortgage Loans, 100% of the prepayment assumption (the "PPC") describes prepayments starting at 30% CPR in month 1, and remaining at 30% CPR thereafter.

Forward Libor Curve